Exhibit 10.28

EXECUTION VERSION

FIRST AMENDMENT AND AGREEMENT

(Fourth Amended and Restated Credit Agreement)

FIRST AMENDMENT AND AGREEMENT, dated as of September 18, 2014 (this “Agreement”), to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, by and among AVOLON AEROSPACE (WAREHOUSE 1) LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Borrower”), AVOLON AEROSPACE LEASING LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Avolon”), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK AG, LONDON BRANCH, BNP PARIBAS SA, KfW IPEX-BANK GmbH, DBS Bank Ltd and the other financial institutions that become parties thereto as Class A Lenders from time to time, (together with any permitted successors and assigns, the “Class A Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as agent (DBTCA in such capacity, the “Administrative Agent”) for the Class A Lenders, DBTCA as funding agent for the Primary Funding Group (“Primary Funding Agent”), each Other Funding Agent (if any) as funding agent for its related Other Funding Group, and THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent and in its capacity as Account Bank (as amended, amended and restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

WHEREAS, The Royal Bank of Scotland plc (“RBS”) desires to become a Class A Lender, an Other Non-Conduit Lender and an Other Funding Agent under the Credit Agreement and Bound Brook Capital Corporation (“Bound Brook”) desires to become a Class A Lender and an Other Conduit;

WHEREAS, RBS, as an Other Non-Conduit Lender and Other Funding Agent, and Bound Brook, as an Other Conduit, will be members of an Other Funding Group; and

WHEREAS, to facilitate RBS and Bound Brook becoming parties to the Credit Agreement in the capacities stated above and to make certain other amendments to the Credit Agreement desired by the parties hereto, the parties hereto have agreed to amend the Credit Agreement on terms and subject to the conditions set forth herein, and to certain other terms as set forth herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. AGREEMENT OF THE PARTIES.

1.1 On the date that this Agreement becomes effective pursuant to Section 3 hereof (the “Effective Date”), (i) RBS shall become a Class A Lender, an Other Non-Conduit Lender and an Other Funding Agent, and have a Non-Conduit Lender Commitment in the amount of $77,500,000, (ii) Bound Brook shall become a Class A Lender and an Other Conduit and (iii) RBS, as an Other Non-Conduit Lender and Other Funding Agent, and Bound Brook, as an Other Conduit, shall become members of an Other Funding Group.

1.2 Each of the Class A Lenders that is a Class A Lender immediately prior to the effectiveness of this Agreement (each an “Assignor”), hereby irrevocably sells and assigns to Bound Brook, and Bound Brook hereby irrevocably purchases from each Assignor, subject to and in accordance with the Standard Terms and Conditions (attached hereto as Annex 1) and the Credit Agreement, on the Effective Date (i) all of each Assignor’s rights, in its capacity as a Class A Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto, in and to the principal amount of Class A Advances set forth next to such Assignor’s name on Schedule 1 hereto, including, without limitation, any rights to receive interest with respect to such Class A Advances with respect to any period after (but not including) the date that this Agreement becomes effective and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other rights of such Assignor (in its capacity as a Class A Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, in each case, solely to the extent related to the rights sold and assigned pursuant to clause (i) above (the rights sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty of any kind, whether express or implied, by any Assignor.

1.3 On the Effective Date, each of RBS and Bound Brook in its capacity as a Class A Lender agrees to be bound by the terms of the Waiver Agreement dated as of May 15, 2014 as attached as Schedule 2 hereto.

1.4 Prior to 11:00 a.m. (New York time) on the first day that the conditions set forth in clauses (a) and (b) of Section 3 hereof are met, Bound Brook, in its capacity as Other Conduit may, or RBS, in its capacity as Other Funding Agent shall, wire $17,117,648.01 to the account of the Primary Funding Agent as described on Schedule 3 hereto.

1.5 On the Effective Date, promptly upon the effectiveness of this Agreement, the Primary Funding Agent shall disburse the proceeds of the wire received from Bound Brook or the related Other Funding Agent, as the case may be, as referenced in Section 1.4 above to the Class A Lenders listed on the table on Schedule 1 hereto in the amounts set forth next to the names of such Class A Lenders.

1.6 For the avoidance of doubt, each of RBS and Bound Brook in its capacity as Class A Lender hereby appoint RBS as its Funding Group’s Funding Agent for purposes of the Transaction Documents and authorizes such Funding Agent, in such capacity, to take such action on its behalf under each Transaction Document and to exercise such powers, thereunder as delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

1.7 Notwithstanding any provision to the contrary in the Agreement, each of RBS and Bound Brook in its capacity as a Class A Lender hereby acknowledges and agrees (i) that any consent or direction required from the Class A Lenders under the terms of the Transaction Documents and provided by RBS in its capacity as Class A Lender shall be deemed to include the consent or direction, as the case may be, from Bound Brook in its capacity as a Class A Lender for purposes of such consent or direction, as the case may be, (ii) for purposes of determining the Class A Requisite Lenders and the Ninety Percent Lenders, the Class A Advances made by Bound Brook shall be deemed to be the Class A Advances made by RBS, whereby RBS’s consent or direction provided in accordance with clause (i) above shall be deemed to be the consent or direction, as the case may be, from Bound Brook, and (iii) any notices, requests or any other deliveries to the Class A Lenders by the Borrower, Avolon, any Borrower Subsidiary or the Administrative Agent pursuant to the terms of the Transaction Documents, shall be directed and addressed to RBS on behalf of itself and Bound Brook.

1.8 The address, facsimile number and e-mail address of RBS and Bound Brook are set forth under their respective names on the signature pages hereto and shall be used for notices and other communications pursuant to the terms of the Credit Agreement and the other Credit Documents.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

2.1 The words “funding date” in the definition of “Interest Period” shall be replaced by the defined term “Funding Date”.

2.2 The definition of “Class A Advances Limit” set forth in Section 1.1 of the Credit Agreement, shall be deleted in its entirety and replaced by the following:

““Class A Advances Limit” means, as of September 18, 2014, $550,000,000.”

2.3 The definition of “Facility Limit” set forth in Section 1.1 of the Credit Agreement, shall be deleted in its entirety and replaced by the following:

““Facility Limit” means, as of September 18, 2014, $550,000,000.”

2.4 The definition of “Other Conduit” set forth in Section 1.1 of the Credit Agreement, shall be deleted in its entirety and replaced by the following:

““Other Conduit” means either (i) a Person that is a commercial paper conduit administered by an Other Non-Conduit Lender or (ii) a Person that directly or indirectly receives proceeds from a commercial paper conduit that is directly or indirectly supported by an Other Non-Conduit Lender, and in each case such Person, under an Assignment and Assumption, an amendment to, or an amendment and restatement of this Agreement, as applicable, hereafter agrees to become a party hereto as a Conduit Lender.”

2.5 The definitions of “Other Funding Group Limit” set forth in Section 1.1 of the Credit Agreement, shall be deleted in its entirety and replaced by the following:

““Other Funding Group Limit” means the maximum outstanding principal amount of Class A Advances that may be extended by an Other Funding Group. As of September 18, 2014, the Other Funding Group Limit is $77,500,000.”

2.6 A new sentence shall be added at the end of Section 10.21 as follows:

“Notwithstanding anything to the contrary herein and for the avoidance of doubt, any amendment, supplement or modification to the Avolon-Borrower Purchase Agreement in relation to, and at the time of, the disposition of an Aircraft in accordance with the terms of Section 10.8 of the Credit Agreement shall require the written consent of the Administrative Agent acting at the direction of the Class A Requisite Lenders.”

2.7 Section 17.12 of the Credit Agreement shall be deleted in its entirety and replaced by the following:

“No Proceedings. Each of the Servicer and the Collateral Agent agrees that it will not institute against the Borrower or any Borrower Subsidiary, or join any other Person in instituting against the Borrower or any Borrower Subsidiary, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as, any Class A Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Class A Advances or other amounts shall be outstanding. Each of the Borrower, the Servicer, the Collateral Agent, each Class A Lender, the Administrative Agent, each Funding Agent and any assignee or other holder of a Note hereby agrees that it will not institute against any Other Conduit, or join any other Person in instituting against any Other Conduit, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness issued by such Other Conduit shall be outstanding. The foregoing shall not limit such Person’s right to file any claim in or participate in any such insolvency proceeding that was instituted by any Person other than such Person. The terms of this Section 17.12 shall survive termination of this Agreement.”

2.8 Sub-clause (i) of clause (b) of Section 17.15 of the Credit Agreement is deleted in its entirety and replaced by the following:

“(i) to its Affiliates (and with respect to any Other Conduit only, to any existing or potential investor or dealer that directly or indirectly makes or would make proceeds available to such Other Conduit for purposes of the transactions contemplated under this Agreement (“Other Conduit investor/dealer”) and to its, its Affiliates’ and any Other Conduit investor/dealers’ respective partners, directors, officers, employees, agents, advisors and other representatives, and to its, its Affiliates’ and any Other Conduit investor/dealers’ auditors; provided always that, (x)

no disclosure pursuant to this clause (i) is permitted to any entity listed on Schedule V hereto as a competitor of Avolon, (y) any Person to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, and (z) with respect to any Other Conduit investor/dealer or related Persons, only the description of the Collateral, and the amount of any Class A Advances funded by such Other Conduit, may be disclosed to such Other Conduit investor/dealer or related Persons),”

2.9 Sub-sub-clause (y) in sub-clause (vi) of clause (b) of Section 17.15 of the Credit Agreement is deleted in its entirety and replaced by the following:

“or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations,”

2.10 Sub-clause numbering “(vii)” and “(viii)” in clause (b) of Section 17.15 of the Credit Agreement are replaced with “(viii)” and “(ix)”, respectively, and a new sub-clause (vii) is added to clause (b) of Section 17.15 of the Credit Agreement as follows:

“(vii) to any rating agency for the purpose of obtaining a credit rating directly or indirectly applicable to any Class A Lender,”

2.11 A new Section 17.21 shall be added as follows:

“Section 17.21 No Recourse to Other Conduit. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with any Other Conduit hereunder shall be without recourse of any kind to such Other Conduit. Any Other Conduit shall have no liability or obligation hereunder unless and until such Other Conduit has funds available from amounts received from the Borrower pursuant to this Agreement to pay such liabilities and obligations. In addition, the parties hereto hereby agrees that no amount owing by an Other Conduit hereunder (other than principal and interest) shall constitute a claim (as defined in Section 101 or Title 11 of the United States Bankruptcy Code) against such Other Conduit unless the amounts received from the Borrower as referenced above are sufficient to pay such amounts and such amounts are not necessary to pay the outstanding indebtedness of such Other Conduit. This Section shall survive termination of this Agreement.”

2.12 DBTCA’s (individually and its capacity as Administrative Agent and Primary Funding Agent) notice information on its signature page to the Credit Agreement is hereby deleted in its entirety and replaced with the notice information on its signature page hereto.

2.13 RBS plc and RBS Aerospace Limited shall be deleted from the list of “Competitors” on Schedule V to the Credit Agreement.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

The parties hereto hereby agree that this Agreement shall become effective upon the occurrence of the following:

(a) delivery to the Administrative Agent of the counterparts hereof executed by each of the parties hereto;

(b) Avolon shall have delivered an updated Aon Opinion, carrier’s insurance certificate and broker’s letter of undertaking with respect to each Aircraft that is an Additionally Funded Aircraft naming each of RBS and Bound Brook as a Contract Party and an Additional Insured, in each case in form and substance satisfactory to each of the parties hereto; and

(c) the wire as described in Section 1.4 above shall have been received by the Primary Funding Agent from Bound Brook or the related Other Funding Agent by 11:00 a.m. (New York time) on the Effective Date.

SECTION 4. MISCELLANEOUS.

4.1 The Borrower hereby certifies that the representations and warranties set forth in Article IX of the Credit Agreement and any other representations and warranties made by the Borrower in the Credit Agreement, in each case to the extent that such representations and warranties are deemed repeated on each Payment Date pursuant to the terms of the Credit Agreement, are true and correct on the date hereof with the same force and effect as if made on the date hereof. Avolon hereby certifies that the representations and warranties set forth in Section 8.3(b) of the Credit Agreement and any other representations and warranties made by Avolon (irrespective of its capacity) in the Credit Agreement, in each case to the extent that such representations and warranties are deemed repeated on each Payment Date pursuant to the terms of the Credit Agreement, are true and correct on the date hereof with the same force and effect as if made on the date hereof. In addition, the Borrower and Avolon (in each of its capacities under the Transaction Documents) each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Default, Early Amortization Event, Event of Default or Servicer Termination Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event, Event of Default or Servicer Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Default, Early Amortization Event, Event of Default or Servicer Termination Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event, Event of Default or Servicer Termination Event) occur due to this Agreement becoming effective, (b) the Borrower and Avolon each has the corporate power and authority to execute and deliver this Agreement and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Agreement, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or Avolon), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Agreement other than such that have been obtained.

4.2 The Credit Agreement, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

4.3 All references in the Credit Agreement to “this Agreement” and “herein” and all references to the Credit Agreement in the documents executed in connection with the Credit Agreement shall mean the Credit Agreement as amended hereby.

4.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

4.5 Sections 17.6, 17.7, 17.8, 17.10, 17.11, 17.12, 17.13, 17.14 and 17.21 of the Credit Agreement are hereby incorporated by reference and shall apply mutatis mutandis to this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AVOLON AEROSPACE (WAREHOUSE 1) LIMITED, as Borrower

By:	/s/ Deirdre Ni Chearbhaill
Name:	Deirdre Ni Chearbhaill
Title:	Authorized Signatory

AVOLON AEROSPACE LEASING LIMITED, Individually, as Guarantor and as Servicer

By:	/s/ Deirdre Ni Chearbhaill
Name:	Deirdre Ni Chearbhaill
Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Primary Funding Agent

By:	/s/ Nefertiti N. Vernon
Name:	Nefertiti N. Vernon
Title:	Assistant Vice President

By:	/s/ Dominador S. De Guzman III
Name:	Dominador S. De Guzman III
Title:	Assistant Vice President

Deutsche Bank Trust Company Americas
60 Wall Street
16th Floor, Mail Stop NYC 60-1625
New York, NY 10005
Attention: Nefertiti Rodney and Dominador DeGuzman
Telephone:	212-250-2938
Facsimile No.: 212-553-2464

E-mail:	nefertiti.rodney@db.com and
dominador.deguzman@db.com

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Alfonso Pereda Revuelta
Name:	Alfonso Pereda Revuelta
Title:	Director

By:	/s/ Julien Clamou
Name:	Julien Clamou
Title:	Director

DEUTSCHE BANK AG, LONDON BRANCH, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Richard Moody
Name:	Richard Moody
Title:	Managing Director

By:	/s/ Zach Veitch
Name:	Zach Veitch
Title:	Director, Deutsche Bank AG London

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:	/s/ Latoya Elvin
Name:	Latoya S. Elvin
Title:	Vice President

THE BANK OF NEW YORK MELLON, as Account Bank

By:	/s/ Latoya Elvin
Name:	Latoya S. Elvin
Title:	Vice President

KfW IPEX-BANK GmbH, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Markus Mostert
Name:	Markus Mostert
Title:	Vice President

By:	/s/ Patricia Immler
Name:	Patricia Immler
Title:	Vice President

BNP PARIBAS SA, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Richard Demeaux
Name:	Richard Demeaux
Title:	Director, Aviation Finance Group

By:	/s/ Antoine Treguer
Name:	Antoine Treguer
Title:	Director, Aviation Finance Group

DBS BANK LTD, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Rita So
Name:	Rita So
Title:	Attorney-in-Fact

THE ROYAL BANK OF SCOTLAND PLC, as an Other Non-Conduit Lender and a Class A Lender

By:	RBS Securities Inc., as its agent

By:	/s/ David J. Donofrio
Name:	David J. Donofrio
Title:	Director

Class A Non-Conduit Lender Commitment:
$77,500,000

Other Non-Conduit Lender Percentage:
100%

The Royal Bank of Scotland plc
Address:	600 Washington Blvd.
Stamford, CT 06901
Attention:	Thayne Turley

Facsimile No.:	203 873-4273

E-mail:	GBMNALoanAdmin@rbs.com

With a copy to:

RBS Securities Inc.
Address:	550 W. Jackson Boulevard, 18th floor
Chicago, IL 60661

Attention:	Kristina Neville/David Donofrio –
Asset Backed Finance

Facsimile No.:	203 873-5744

E-mail:	kristina.neville@rbs.com/
david.donofrio@rbs.com

THE ROYAL BANK OF SCOTLAND PLC, as an Other Funding Agent

By:	RBS Securities Inc., as its agent

By:	/s/ David J. Donofrio
Name:	David J. Donofrio
Title:	Director

The Royal Bank of Scotland plc

Address:	600 Washington Blvd.
Stamford, CT 06901

Attention:	Thayne Turley

Facsimile No.:	203 873-4273

E-mail:	GBMNALoanAdmin@rbs.com

With a copy to:

RBS Securities Inc.

Address:	550 W. Jackson Boulevard, 18th floor
Chicago, IL 60661
Attention:	Kristina Neville/David Donofrio –
Asset Backed Finance

Facsimile No.:	203 873-5744

E-mail:	kristina.neville@rbs.com/
david.donofrio@rbs.com

BOUND BROOK CAPITAL CORPORATION, as a Class A Lender and an Other Conduit

By:	/s/ Thomas J. Irvin
Name:	Thomas J. Irvin
Title:	President

Bound Brook Capital Corporation
Address:	227 West Monroe St.
Chicago, IL 60606

Attention:	Operations

Facsimile No.:	312 977-1967

Email:	chioperations@guggenheimpartners.com

Annex 1 to First

Amendment and Agreement

Standard Terms and Conditions for

assignment contemplated in Section 1.2 of the Agreement

1. Representations and Warranties.

1.1 Assignor. Each Assignor with respect to its Assigned Interest (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by such Assignor and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document.

1.2 Assignee. Bound Brook as assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Class A Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement, including the requirements concerning confidentiality and indemnification, as a Class A Lender thereunder and, proportional to RBS’s Non-Conduit Lender Commitment, shall have the obligations of a Class A Lender thereunder, (iv) it is a Qualifying Lender as of the Effective Date, and it will notify the Borrower reasonably promptly after it becomes aware that it is no longer a Qualifying Lender, (v) it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest and become a Class A Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Funding Agent, or any Class A Lender, and (vi) attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by Bound Brook1; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Funding Agent, or any Class A Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Class A Lender.

1.3 RBS. RBS (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Class A Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement, including the requirements concerning confidentiality and indemnification, as a Class A Lender thereunder and, proportional to RBS’s Non-Conduit Lender Commitment, shall have the obligations of a Class A Lender thereunder, (iv) it is a Qualifying Lender as of the Effective Date, and it will notify the Borrower reasonably promptly after it becomes aware that it is no longer a Qualifying Lender, (v) it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Class A Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Funding Agent, or any Class A Lender, and (vi) attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by RBS2; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Funding Agent, or any Class A Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Class A Lender.

[1]	Including, without limitation, if such party is legally entitled to so deliver, any form or information prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in withholding tax duly completed together with such supplementary documentation as may be prescribed by any applicable Requirement of Law to permit the Borrower or any applicable Funding Agent to determine the withholding or deduction required to be made.
[2]	Including, without limitation, if such party is legally entitled to so deliver, any form or information prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in withholding tax duly completed together with such supplementary documentation as may be prescribed by any applicable Requirement of Law to permit the Borrower or any applicable Funding Agent to determine the withholding or deduction required to be made.

2. Payments.

All interest, fees and other similar amounts in respect of the Assigned Interest that have accrued prior to but excluding the Effective Date shall be payable to the Primary Funding Agent for the Class A Lenders in such Funding Group, and for those amounts which have accrued from and after the Effective Date shall be payable to RBS, as Other Funding Agent for the Class A Lenders in such Funding Group.

Schedule 1 to First

Amendment and Agreement

Assigned Interest

Class A Lender	Amount of Class A Advances of Assignor Assigned
BNP Paribas SA	$2,898,226.12
KfW IPEX-Bank GmbH	$4,709,617.44
Deutsche Bank AG, London Branch	$2,988,795.68
Credit Agricole Corporate and Investment Bank	$3,622,782.65
DBS Bank Ltd	$2,898,226.12
Total:	$17,117,648.01

Schedule 2 to First

Amendment and Agreement

[See Attached Waiver Agreement]

EXECUTION COPY

WAIVER AGREEMENT

(Amended and Restated Credit Agreement)

WAIVER AGREEMENT, dated as of May 15, 2014 (this “Agreement”), to that certain Third Amended and Restated Credit Agreement, dated as of May 6, 2013, by and among AVOLON AEROSPACE (WAREHOUSE 1) LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Borrower”), AVOLON AEROSPACE LEASING LIMITED, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Avolon”), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK AG, LONDON BRANCH, BNP PARIBAS SA, KfW IPEX-BANK GmbH, DBS BANK LTD and the other financial institutions that become parties thereto as Class A Lenders from time to time, (together with any permitted successors and assigns, the “Class A Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as agent (DBTCA in such capacity, the “Administrative Agent”) for the Class A Lenders, DBTCA as funding agent for the Primary Funding Group (“Primary Funding Agent”), each Other Funding Agent (if any) as funding agent for its related Other Funding Group, and THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent and in its capacity as Account Bank (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

WHEREAS, the Borrower and Avolon have requested that, in order to accommodate their desire to finance the aircraft listed on Schedule 1 hereto and lease such aircraft to certain carriers, the Administrative Agent and the Class A Lenders waive certain requirements under the Credit Agreement; and

WHEREAS, the Administrative Agent and the Class A Lenders have agreed to the foregoing requests of the Borrower and Avolon on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. AGREEMENT OF THE PARTIES; WAIVER TO THE CREDIT AGREEMENT

Solely with respect to the aircraft specifically referenced below and the related Additional Class A Advances, the Administrative Agent and the Class A Lenders hereby agree to the following:

(a) with respect to the Copa Aircraft, to waive:

(i) specifically with respect to Wells Fargo Bank Northwest, National Association, as head lessee and sub-lessor, the requirement set forth in clause (iii) of the definition of “Applicable Intermediary”: “is a Person in which the Borrower owns, whether directly or indirectly, all of the Equity Interests...”; and

(ii) the requirement set forth in clause (a)(ii) of the definition of “Notice and Acknowledgement”: “in relation to the Notice and Acknowledgement, give the representation in paragraph 8(a)”; and

(b) with respect to the Peach Aircraft, to waive any terms of the Credit Agreement that cannot be complied with by the Borrower or Avolon as a result of the ownership and leasing structure with respect thereto as described on Schedule 2 hereto

For the avoidance of doubt, the above waivers and agreements do not apply to any other Additionally Funded Aircraft financed after the date hereof.

SECTION 2. MISCELLANEOUS

2.1 The Borrower hereby certifies that the representations and warranties set forth in Article IX of the Credit Agreement and any other representations and warranties made by the Borrower in the Credit Agreement, in each case to the extent that such representations and warranties are deemed repeated on each Payment Date pursuant to the terms of the Credit Agreement, are true and correct on the date hereof with the same force and effect as if made on the date hereof. Avolon hereby certifies that the representations and warranties set forth in Section 8.3(b) of the Credit Agreement and any other representations and warranties made by Avolon (irrespective of its capacity) in the Credit Agreement, in each case to the extent that such representations and warranties are deemed repeated on each Payment Date pursuant to the terms of the Credit Agreement, are true and correct on the date hereof with the same force and effect as if made on the date hereof. In addition, the Borrower and Avolon (in each of its capacities under the Transaction Documents) each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Default, Early Amortization Event, Event of Default or Servicer Termination Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event, Event of Default or Servicer Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Default, Early Amortization Event, Event of Default or Servicer Termination Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event, Event of Default or Servicer Termination Event) occur due to this Agreement becoming effective, (b) the Borrower and Avolon each has the corporate power and authority to execute and deliver this Agreement and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Agreement, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or Avolon), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Agreement other than such that have been obtained.

2.2 The parties hereto hereby acknowledge and agree that, except for the specific waiver set forth in Section 1 above, nothing herein shall be deemed to be a consent to or waiver of any covenant, condition or agreement contained in the Credit Agreement or any other Transaction Document. Each of the parties hereto acknowledges that the willingness of the Administrative Agent and the Class A Lenders to enter into this Agreement shall not constitute a course of dealing with respect to any failure of the Borrower or Avolon to satisfy any condition precedent with respect to any Additional Class A Advance, or any covenant set forth in the Transaction Documents.

2.3 This Agreement shall become effective as of the date hereof at such time as the Administrative Agent shall have received counterparts of this Agreement executed by each of the parties hereto, including each of the Class A Lenders.

2.4 All references in the Credit Agreement to “this Agreement” and “herein” and all references to the Credit Agreement in the documents executed in connection with the Credit Agreement shall mean the Credit Agreement as amended hereby.

2.5 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

2.6 Sections 17.6, 17.7, 17.8, 17.10, 17.11, 17.13 and 17.14 of the Credit Agreement are hereby incorporated by reference and shall apply mutatis mutandis to this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AVOLON AEROSPACE (WAREHOUSE 1) LIMITED, as Borrower

By:	/s/ Kathleen Oliver
Name:	Kathleen Oliver
Title:	Authorized Signatory

AVOLON AEROSPACE LEASING LIMITED, individually and as Servicer

By:	/s/ Kathleen Oliver
Name:	Kathleen Oliver
Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Richard Moody
Name:	Richard Moody
Title:	MD

By:	/s/ Zach Veitch
Name:	Zach Veitch
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Alfonso Pereda Revuelta
Name:	Alfonso Pereda Revuelta
Title:	Director

By:	/s/ Sébastien Maetz
Name:	Sébastien Maetz
Title:	Director

DEUTSCHE BANK AG, LONDON BRANCH, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Youngmi Park
Name:	Youngmi Park
Title:	Vice President

By:	/s/ Dominador S. De Guzman III
Name:	Dominador S. De Guzman III
Title:	Assistant Vice President

KfW IPEX-BANK GmbH, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Markus Mostert
Name:	Markus Mostert
Title:	Vice President

By:	/s/ Heike Becker
Name:	Heike Becker
Title:	Assistant Vice President

BNP PARIBAS SA, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Richard Demeaux
Name:	Richard Demeaux
Title:	Director, Aviation Finance Group

By:	/s/ Antoine Treguer
Name:	Antoine Treguer
Title:	Director, Aviation Finance Group

DBS BANK LTD, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Rita So
Name:	Rita So
Title:	Attorney-in-fact

By:
Name:
Title:

Schedule 1

List of Aircraft

1.	Two (2) Boeing model B737-800 aircraft bearing manufacturer’s serial numbers 39398 and 39399 (together, the “Copa Aircraft”); and

2.	One (1) Airbus model A320-200 aircraft bearing manufacturer’s serial number 5640 (the “Peach Aircraft”).

Schedule 2

See Attached Peach Structure Diagram

GECAS / PEACH AVIATION LIMITED / ALL NIPPON AIRWAYS TRADING CO., LTD. / AVOLON

Legal Title Transfer and Beneficial Ownership Transfer of one (1) Airbus A320-214 aircraft bearing MSN 5640 and Japanese registration mark JA809P and engine serial numbers 645654 and 645658

All Nippon Airways Trading Co., Ltd.
Lenders (BNYM)
New Share Pledge**
New JSPC Parent Letter**
100%
100%
Termination Letter of Existing JSPC Parent Letter and Existing Share Pledge**
ANATC Barents Leasing Ltd. (Existing Titleholder)
Assignment & Assumption
ANATC Pegasus Leasing Co., Ltd. (New Titleholder)
New First Mortgage**
New DPOA**
Legal Title Transfer
ASA*
CSA*
Termination Letter of Existing Mortgage and Existing DPOA**
Amended ASA*
Amended CSA*
New Second Mortgage and New DPOA**
Existing GECAS Parent Letter **
Celestial Aviation Trading 6 Limited (Existing Head Lessor)
Avolon Aerospace AOE 77 Limited (New Head Lessor)
Assignment & Assumption
New Security Assignment **
GECAS
Head Lease**
New Head Lease
GECAS Aircraft Leasing Norway AS (Existing Lessor)
Avolon Aerospace Norway 4 AS (New Lessor)
100%
Avolon Aerospace (Warehouse 1) Limited
Lease Novation***
Novated Lease***
Existing Lease
Peach Aviation Limited (Lessee)

* Aircraft Sale, Conditional Sale, Participation Agreement will be assigned and amended and the amended Aircraft Sale, Conditional Sale and Participation Agreement will be executed.

** Existing Parent Letters, Mortgage, Share Pledge and DPOA will be terminated by the termination letter and New Parent Letters, New First Mortgage, New Second Mortgage, New Security Assignment and New DPOA will be granted/entered into.

10-40569525

Schedule 3 to First

Amendment and Agreement

Primary Funding Agent’s Account Information